Fees Summary	Jan. 12, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 34,500,000.00
Previously Paid Amount	0.00
Total Fee Amount	4,764.45
Total Offset Amount	4,764.44
Net Fee	$ 0.01